UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

BRAZIL MINERALS, INC.

(Name of Registrant As Specified In Charter)

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BRAZIL MINERALS, INC.

Information Statement Pursuant to Section 14C

Of the Securities Exchange Act of 1934

CONCERNING CORPORATE ACTION AUTHORIZED

BY WRITTEN CONSENT OF THE SHAREHOLDER

HOLDING A MAJORITY OF THE VOTING POWER

January 7, 2022

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This Information Statement is being furnished to the shareholders of Brazil Minerals, Inc., a Nevada corporation (“Company,” “we,” “us” or “our”), to advise them of the corporate action described herein, which has been authorized by the written consent of shareholders owning a majority of the Company’s voting stock, in accordance with the requirements of the Chapter 78 of the Nevada Revised Statutes (“NRS”) and the Company’s bylaws.

This Information Statement will first be mailed to shareholders on or about January __, 2022, and is being furnished for informational purposes only. Again, the Company is neither requesting any existing shareholder of record for a proxy with regards to the corporate actions described in this Information Statement nor are any existing shareholders responsible to take any action in furtherance of its contents.

The close of business on January 7, 2022 is the record date (“Record Date”) for the stockholders entitled to receive notice about the corporate actions set forth herein regarding the Company’s authorization to amend its articles of incorporation to increase the number of authorized shares of common stock, par value $0.001 (“Common Stock”), from 3,250,000,000 to 4,000,000,000. The foregoing amendment is sometimes referred to herein as the “Action.”

Under Section 78.320 of the NRS, any action required or permitted by the NRS to be taken at a meeting of shareholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by shareholders holding at least a majority of the voting power.

Since December 18, 2012, Marc Fogassa, our Chief Executive Officer and Chairman, has owned one share of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Stock”), representing 51% of our outstanding shares of voting stock. On the Record Date, Mr. Fogassa executed and delivered to us a written consent authorizing and approving the Action.

Accordingly, the Action has been approved by the holder of the outstanding shares of our Common Stock having a majority of the voting power with respect to the approval of the Action, and no further vote or further action of our shareholders is required to approve the Action. You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of our stockholders. However, under applicable regulations, the Action will not be effective until at least 20 days after this Information Statement has first been mailed to shareholders. Shareholders do not have any dissenter rights in connection with the Action at hand.

On January 7, 2022, our board of directors approved the amendment of our articles of incorporation to increase the number of authorized shares of Common Stock from 3,250,000,000 to 4,000,000,000 and authorized our officers to deliver this Information Statement.

Interest of Persons in Matters to be Acted Upon

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of the Actions other than as discussed herein.

OUTSTANDING VOTING SECURITIES

As of the Record Date, there were 3,109,178,852 shares of Common Stock issued and outstanding, aone share of Series A Stock issued and outstanding, and 214,006 shares of Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Stock”) issued and outstanding. The Series D Stock has no voting rights, except on matters the approval of which would have an adverse effect on such class. Therefore, as of the Record Date, our issued and outstanding voting securities for the Action consisted of shares of Common Stock and Series A Stock.

The rights of Series A Stock are set forth in the Certificate of Designations which became effective on December 18, 2012. The holders of our Series A Stock vote together as a single class with the holders of our Common Stock, with the holders of Series A Stock being entitled to 51% of the total votes on all matters regardless of the actual number of shares of Series A Stock then outstanding, and the holders of Common Stock being entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power.

As such, the written consent of a majority of the outstanding shares of Common Stock and the outstanding share of Series A Stock, voting together as a single class, was necessary to authorize the Action described herein.

INFORMATION ON CONSENTING SHAREHOLDER

As stated above, under Section 78.320 of the Nevada Revised Statutes, any action required or permitted by the Nevada Revised Statutes to be taken at a meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by stockholders holding at least a majority of the voting power.

As of the Record Date, Marc Fogassa owned one share of Series A Stock representing 51% of our outstanding shares of voting stock and executed and delivered to us a written consent authorizing and approving the Action set forth in this Information Statement.

ACTION: TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF FROM 3,250,000,000 TO 4,000,000,000

The sole action set forth in this Information Statement is to amend the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company, par value $0.001 per share, from 3,250,000,000 shares of Common Stock to 4,000,000,000 shares of Common Stock (the “Amendment”).

On January 7, 2022 our Board of Directors approved, subject to receiving the approval of one holder (the “Majority Shareholder”) of a majority of our outstanding capital stock (See “Information on Consenting Shareholder”, above), an amendment and restatement of our Articles of Incorporation (the “Restated Articles”), to increase the number of authorized shares of Common Stock we may issue from 3,250,000,000 to 4,000,000,000 (the “Share Increase”). The Majority Shareholder approved the Restated Articles pursuant to a written consent dated January 7, 2022. The Restated Articles effecting the share increase will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the filing of a definitive Information Statement to relating to approval of the Action (the “Definitive Information Statement”).

We are currently authorized by our Certificate of Incorporation to issue 3,250,000,000 shares of Common Stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share. Pursuant to the Restated Articles the number of shares of Common Stock we are authorized to issue will be increased to 4,000,000,000 shares. As of the date the Amendment was approved by our Board and the Majority Shareholder, there were 3,109,178,852 shares of our Common Stock issued and outstanding.

Reasons for the Share Increase

Our Board believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our Common Stock to allow for the issuance of shares of our Common Stock in connection with such other purposes as the Board determines. Such purposes may include future issuance of shares related to an option pool designed to attract additional management and consulting talent and on the exercise of current options held by officers and directors.

Effect of the Share Increase

The increase in the authorized number of shares of our Common Stock will permit our Board to issue additional shares of our Common Stock without further approval of our stockholders, and our Board does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements. Our issuance of additional shares of Common Stock may result in dilution to our existing shareholders, and such issuances may not require shareholder approval.

We presently do not have in place provisions which may have an anti- takeover effect. The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock. It may also adversely affect the market price of our Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our Common Stock may increase.

The holders of our Common Stock are entitled to one vote for each share held of record on all matters to be voted on by our shareholders.

The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information tables prepared in accordance with Section 13d-3 of the Securities Exchange Act of 1934, as amended, for the determination of beneficial owner set forth certain information regarding our Common Stock owned on January 6, 2022 by: (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, Series A Stock, and Series D Stock; (ii) each director and officer; and (iii) all officers and directors as a group:

Name and Address (1)	Office	Shares Owned		Percent of Class (2)
Common Stock

Marc Fogassa	Chief Executive Officer and Chairman	2,704,799,052	(3)	48.74%

Ambassador Roger Noriega	Director	172,578,096	(4)	5.44%

Cassi Olson, Esq.	Director	2,000,000	(5)	0.06%

Stephen Petersen	Director	2,000,000	(5)	0.06%

Jason Baybutt	Chief Financial Officer, Principal Accounting Officer, and Treasurer	1,295,641	(5)	0.04%

Brian Bernier	Vice-President, Corporate Development	29,960,723		0.96%

Joel Monteiro, Esq.	Vice-President, Administration and Operations	9,290,151		0.30%

Areli Nogueira	Vice-President, Mineral Exploration	2,779,627		0.09%

All executive officers and directors		2,923,407,649		52.06%

(1) The mailing address of each of the officers and directors as set forth above is c/o Brazil Minerals, Inc., Rua Vereador João Alves Praes nº 95-A, Olhos D’Agua, MG 39.398-000, Brazil.

(2) As of January 6, 2022, there were 3,109,178,852 shares of our Common Stock issued and outstanding.

(3) Includes shares of our Common Stock owned by entities deemed to be controlled by Marc Fogassa and shares of our Common Stock which may be issued upon the conversion of Series A Stock and Series D Stock into Common Stock.

(4) Includes shares of our Common Stock which may be issued upon the conversion of Series D Stock into Common Stock.

(5) Includes shares of our Common Stock which may be issued upon the exercise of stock options on Common Stock.

INCORPORATION BY REFERENCE

The SEC allows us to incorporate by reference into this Information Statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We hereby incorporate by reference into this Information Statement our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on April 4, 2021.

Any statement incorporated by reference in this Information Statement from an earlier dated document that is inconsistent with a statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement, shall be deemed to be modified or superseded for purposes hereof by such statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement.

Any person to whom this Information Statement is delivered may (i) request copies of this Information Statement and any of the documents incorporated by reference herein, without charge, by written request to:

Brazil Minerals, Inc.

Rua Vereador João Alves Praes, 95-A

Olhos D’Água, Minas Gerais 39.398-000

Brazil

In addition, shareholders as of the Record Date may download copies of each of the documents incorporated by reference herein from the SEC’s website at http://www.sec.gov. Documents incorporated by reference into this Information Statement are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

Except as expressly provided above, no other information, including none of the information on our website, is incorporated by reference into this Information Statement.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

NO DISSENTER’S RIGHTS

Our shareholders have no right under the Nevada Revised Statutes, our articles of incorporation or our by-laws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on or after February__, 2022.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The close of business on January 7, 2022 is the Record Date for the determination of shareholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the filing of the Definitive Information Statement.

Th Definitive Information Statement will be mailed on or about January __, 2022 to all shareholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Dated: January 7, 2022	By Order of the Board of Directors,

/s/ Marc Fogassa
Marc Fogassa
Chief Executive Officer and Chairman